                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                       Preferred Income Fund Incorporated
                 Preferred Income Opportunity Fund Incorporated
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 19, 2002

To the Shareholders:

         Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 19, 2002, for the following purposes:

         1.       To elect Directors of each Fund (PROPOSAL 1).

         2. To ratify the selection of KPMG LLP as independent accountants for each Fund for the fiscal year ~ending November 30, 2002 (PROPOSAL 2).

         3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         The Board of Directors of each Fund has fixed the close of business on January 22, 2002 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.


                                          By Order of the Board of Directors,


                                          DONALD F. CRUMRINE
                                          Secretary


February 8, 2002

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S.) THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                              VALID SIGNATURE
                  ------------                              ---------------

                  CORPORATE ACCOUNTS

                  (1) ABC Corp.                             ABC Corp.
                  (2) ABC Corp.                             John Doe, Treasurer
                  (3) ABC Corp. c/o John Doe, Treasurer     John Doe
                  (4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

                  TRUST ACCOUNTS

                  (1) ABC Trust                             Jane B. Doe, Trustee
                  (2) Jane B. Doe, Trustee                  Jane B. Doe
                      u/t/d 12/28/78

                  CUSTODIAN OR ESTATE ACCOUNTS

                  (1) John B. Smith, Cust.,                 John B. Smith
                      f/b/o John B. Smith, Jr. UGMA
                  (2) John B. Smith, Executor,              John B. Smith, Jr.,
                      estate of Jane Smith                   Executor

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 19, 2002

                              JOINT PROXY STATEMENT

         This document is a joint proxy statement ("Joint Proxy Statement") for Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD") and Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") (each a "Fund" and collectively, the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 19, 2002, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 8, 2002, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Funds, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a majority-owned subsidiary of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING PFPC INC., P.O. BOX 1376, BOSTON, MASSACHUSETTS 02104, OR CALLING 1-800-331-1710.

         If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). On the record date, January 22, 2002, the following number of Shares of each Fund were issued and outstanding:

                                                 COMMON STOCK          MMP(R)
         NAME OF FUND                             OUTSTANDING       OUTSTANDING
         ------------                             -----------       -----------

         Preferred Income Fund                      9,922,794          575

         Preferred Income Opportunity Fund         11,215,879          700

         To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the relevant Fund's outstanding shares as of January 22, 2002:

         NAME AND ADDRESS OF BENEFICIAL/                                  AMOUNT AND NATURE
         RECORD OWNER                               TITLE OF CLASS          OF OWNERSHIP          PERCENT OF CLASS
         ------------                               --------------          ------------          ----------------
         The Commerce Group, Inc.*                      Common       PFD - 2,981,700                   30.0%
         211 Main Street                                Shares       (beneficial)
         Webster, MA                                                 PFO - 4,050,400                   36.1%
         01570                                                       (beneficial)

         Cede & Co.**                                   Common       PFD - 9,356,072 (record)          94.3%
         Depository Trust Company                       Shares       PFO - 10,645,694 (record)         94.9%
         55 Water Street, 25th Floor
         New York, NY                                    MMP(R)      PFD - 575 (record)                 100%
         10041                                          Shares       PFO - 700 (record)                 100%

*        Considered to be a control person of the Fund, as such term is defined in Section 2(a)(9) of the
         Investment Company Act of 1940, as amended (the "1940 Act"). Information as to beneficial ownership of The Commerce Group, Inc. is based on reports filed with the Securities and Exchange Commission
         (the "SEC") and state regulatory agencies by such holder of PFD and PFO on June 30, 2001 and
         September 30, 2001, respectively.

----------
**       A nominee partnership of The Depository Trust Company.

         This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on all proposals pertaining to that Fund.

         In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meetings is the election of Directors of the Funds. Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

NOMINEES FOR THE BOARD OF DIRECTORS

         The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

          CLASS I DIRECTORS      CLASS II DIRECTORS      CLASS III DIRECTORS
          -----------------      ------------------      -------------------

            Martin Brody         Donald F. Crumrine      Robert T. Flaherty
             David Gale            Robert F. Wulf            Morgan Gust

         The Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class II Directors of Preferred Income Fund and Class I Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2003, and Class III Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2004. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997), each Director has served in such capacity since each Fund's commencement of operations.

         Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of Shares of MMP(R), voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP(R) would give the holders of Shares of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP(R) of each Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of Preferred Income Opportunity Fund in order for the proposal to elect Mr. Gust to be considered.

INFORMATION ABOUT DIRECTORS AND OFFICERS

         Set forth in the table below are the existing Directors and nominees for election to the Board of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any. Each Director serves in the same capacity for each Fund.

                                                                                   Number of
                                                                  Principal         Funds In
                                           Term of Office       Occupation(s)     Fund Complex
Name, Address,            Position(s)       and Length of         During Past       Overseen          Other Directorships
and Age                  Held with Fund     Time Served*          Five Years       by Director          Held by Director
-------                  --------------     ------------          ----------       -----------          ----------------

NON-INTERESTED
DIRECTORS:
-------------

MARTIN BRODY                Director      Class I Director         Retired.             2            Director, Jaclyn, Inc.
c/o HMK Associates                        PFD - since 1991                                                (luggage and
30 Columbia Turnpike                      PFO - since 1992                                          accessories); Director,
Florham Park, NJ 07932                                                                                Smith Barney Mutual
Age: 80                                                                                                 Funds (18 funds).

DAVID GALE                  Director      Class I Director      President & CEO         2           Director, Stone Container
Delta Dividend Group, Inc.                PFD - since 1997    of Delta Dividend                     Corporation (packaging),
301 Pine Street                           PFO - since 1997       Group, Inc.                          until Dec. 31, 2000;
San Francisco, CA 94104                                         (Investments).                              Director
Age: 52                                                                                               Free Real Time.com,
                                                                                                       until Feb 1, 2001.

MORGAN GUST (1)                    Director       Class III Director     Since January 1, 1999,         2              --
Giant Industries, Inc.                             PFD - since 1991     Executive Vice President,
23733 N. Scottsdale Road                           PFO - since 1992      Giant Industries, Inc.
Scottsdale, AZ 85255                                                      (pump construction);
Age: 54                                                                    and, for more than
                                                                       five years prior thereto,
                                                                        Vice President, General
                                                                            Counsel and Vice
                                                                       President-Administration,
                                                                         Giant Industries, Inc.

ROBERT F. WULF                     Director        Class II Director       Since March 1984,            2              --
3560 Deerfield Drive South                         PFD - since 1991      Financial Consultant;
Salem, OR 97302                                    PFO - since 1992      Trustee, University of
Age: 64                                                                    Oregon Foundation;
                                                                         Trustee, San Francisco
                                                                          Theological Seminary.

INTERESTED~DIRECTORS:

ROBERT T. FLAHERTY (2)            Director,       Class III Director     Director of Flaherty &         2              --
301 E. Colorado Boulevard          Chairman        PFD - since 1991      Crumrine Incorporated
Suite 720                       of the Board,      PFO - since 1992          ("Flaherty &
Pasadena, CA 91101              President and                                  Crumrine").
Age: 64                        Chief Executive
                                   Officer

DONALD F. CRUMRINE (1)(2)       Director, Chief   Class II Director      Chairman of the Board          2              --
301 E. Colorado Boulevard         Financial        PFD - since 1991          and Director of
Suite 720                       Officer, Chief     PFO - since 1992       Flaherty &~Crumrine.
Pasadena, CA 91101           Accounting Officer,
Age: 54                         Vice President
                                 and Secretary

OTHER~OFFICERS:

ROBERT M. ETTINGER                    Vice               Officer            President and              --              --
301 E. Colorado Boulevard          President        PFD - since 1991         Director of
Suite 720                        and Assistant      PFO - since 1992     Flaherty & Crumrine.
Pasadena, CA 91101                  Treasurer
Age: 43

PETER C. STIMES                       Vice               Officer          Vice President of            --              --
301 E. Colorado Boulevard          President,       PFD - since 1991     Flaherty & Crumrine.
Suite 720                           Treasurer       PFO - since 1992
Pasadena, CA 91101               and Assistant
Age: 46                             Secretary

----------
*        The Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class II Directors of Preferred Income Fund and Class I Directors of
         Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2003, and Class III
         Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund serve until each
         Fund's Annual Meeting of Shareholders in 2004.
(1)      Represents holders of shares of the Funds' Money Market Cumulative Preferred(TM)Stock.
(2)      "Interested person" of the Funds as defined in the 1940 Act. Messrs. Flaherty and Crumrine are each considered an
         "interested person" because of their affiliation with Flaherty & Crumrine, which acts as the Funds' investment adviser.


BENEFICIAL OWNERSHIP OF SHARES IN FUND AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

         Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in both Funds beneficially owned by each Director.

                            DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF DIRECTOR        SECURITIES HELD IN FUND* (1)(2)     SECURITIES HELD IN FUND COMPLEX* (3)
----------------        -------------------------------     ------------------------------------

                          PFD                     PFO                       Total
                          ---                     ---                       -----

Martin Brody               B                       B                          B

David Gale                 C                       C                          C

Morgan Gust                C                       C                          D

Robert F. Wulf             C                       C                          C

Robert T. Flaherty         E                       E                          E

Donald F. Crumrine         E                       E                          E

----------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 -$50,000
D.       $50,001 - $100,000
E.       over $100,000
         All shares were valued as of December 31, 2001.
(1)      No Director or officer of the Funds owned any shares of MMP(R)on January 22, 2002.
(2)      This information has been furnished by each Director as of December 31,
         2001. "Beneficial Ownership" is determined in accordance with
         16a-1(a)(2) of the 1934 Act.
(3)      Less than 1%.

         Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2001, and all of the Directors of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors and officers of each Fund for the fiscal year ended November 30, 2001 amounted to $72,354 and $72,354 for PFD and PFO, respectively (including reimbursement for travel and out-of-pocket expenses for both "interested" and independent Directors).

AUDIT COMMITTEE REPORT

         The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of each Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 14, 2002. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of each Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, at a meeting held on January 14, 2002, the Audit Committee reviewed and discussed with management and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2001, and discussed the audit of such financial statements with the independent accountants.


         In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2001.

THIS REPORT WAS SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

Martin Brody
David Gale
Morgan Gust
Robert Wulf

January 14, 2002

         Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received for each Fund's fiscal year ended November 30, 2001. No fees were billed by KPMG to the Funds' adviser or its affiliates.

                         Financial Information Systems
Fund      Audit Fees*    Design and Implementation Fees     All Other Fees
----      -----------    ------------------------------     --------------

PFD         $40,800                    $0                       $6,250

PFO         $40,800                    $0                       $6,250

----------
* Includes $7,200 and $2,100 which were billed to each Fund by PricewaterhouseCoopers ("PwC")~and KPMG, respectively, for billing in connection with their agreed-upon procedures reports on each Fund's Articles Supplementary. Such reports are required quarterly by Moody's Investors Service, Inc. in connection with maintaining public ratings for the Funds' MMP(R) shares. PwC resigned as each Fund's independent auditors on October 17, 2001. For more information, please see Proposal No. 2 on page 9.

         The Audit Committee has considered and concluded that the provision of non-audit services to the Funds and professional services to the Funds' investment adviser and those affiliates thereof that provide services to the Funds is compatible with maintaining the auditors' independence.

         Each Audit Committee met three times during the fiscal year ended November 30, 2001. Each Board of Directors has an Audit Committee composed entirely of each Fund's independent Directors: Messrs. Brody, Gale, Gust and Wulf.

OTHER COMMITTEES

         Each Board of Directors of the Funds has a Nominating Committee composed entirely of each Fund's independent Directors: Messrs. Brody, Gale, Gust and Wulf. The Nominating Committee is responsible for considering candidates for election to the Board of Directors of each Fund in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of each Fund met three times during the fiscal year ended November 30, 2001.

COMPENSATION

         The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2001. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 2001 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                                                COMPENSATION TABLE

               NAME OF                                             AGGREGATE                   TOTAL COMPENSATION FROM
             PERSON AND                                          COMPENSATION                    THE FUNDS AND FUND
              POSITION                                          FROM EACH FUND               COMPLEX PAID TO DIRECTORS*
              --------                                          --------------               --------------------------

ROBERT T. FLAHERTY                                                    $0                               $0 (2)
Director, Chairman of the Board,
President and Chief Executive Officer

DONALD F. CRUMRINE                                                    $0                               $0 (2)
Director, Chief Financial Officer,
Chief Accounting Officer, Vice President and Secretary

MARTIN BRODY                                                     $12,800 - PFD                       $25,600 (2)
Director                                                         $12,800 - PFO

DAVID GALE                                                       $13,400 - PFD                       $26,800 (2)
Director                                                         $13,400 - PFO

MORGAN GUST                                                      $13,400 - PFD                       $26,800 (2)
Director                                                         $13,400 - PFO

ROBERT F. WULF                                                   $13,400 - PFD                       $26,800 (2)
Director                                                         $13,400 - PFO

----------------
*        Represents the total compensation paid to such persons by the Funds for the fiscal year ended November 30, 2001, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

REQUIRED VOTE

         The election of Messrs. Brody and Gale as Directors of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Mr. Gust as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy. The election of Mr. Flaherty as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.


      PROPOSAL 2: RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

         On November 7, 2001, based on the recommendation of the Audit Committee of each Fund, the Board of Directors, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine, approved the selection of KPMG, 99 High Street, Boston, Massachusetts 02110-2371, to serve as the Funds' independent accountants for the Funds' fiscal year ending November 30, 2001. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions. KPMG has informed the Fund that it has no direct or indirect financial interest in the Funds.

         PwC, 160 Federal Street, Boston, Massachusetts 02110, served as independent accountants for each Fund since each Fund's respective commencement of operations until October 17, 2001 when PwC resigned as each Fund's auditor. PwC's reports on each Fund's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Additionally, during the two fiscal years immediately preceding PwC's resignation, and through October 17, 2001, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements for such years.

REQUIRED VOTE

         Ratification of the selection of KPMG as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP(R), voting as a single class, cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2003 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than December 19, 2002.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

         Flaherty & Crumrine serves as the Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to the Funds and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the 1934 Act requires the Funds' directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2001, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                       PREFERRED INCOME FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and Teresa M.R. Hamlin, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 19, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  ELECTION OF DIRECTOR

FOR      ____

AGAINST  ____

ABSTAIN  ____

         NOMINEE:  Not Applicable

2.  TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND

FOR      ____

AGAINST  ____

ABSTAIN  ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:        _____________________

Date:             _____________________

Signature:        _____________________

Date:             _____________________

                       PREFERRED INCOME FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned holder of shares of Common Stock of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert
T. Flaherty, Donald F. Crumrine and Teresa M.R. Hamlin, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 19, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  ELECTION OF DIRECTORS

FOR      ____

AGAINST  ____

ABSTAIN  ____

         NOMINEE:  Martin Brody and David Gale

2.  TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND

FOR      ____

AGAINST  ____

ABSTAIN  ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:        _____________________

Date:             _____________________

Signature:        _____________________

Date:             _____________________

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and Teresa M.R. Hamlin, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 19, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  ELECTION OF DIRECTOR

FOR      ____

AGAINST  ____

ABSTAIN  ____

         NOMINEE:  Morgan Gust

2.  TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND

FOR      ____

AGAINST  ____

ABSTAIN  ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:        _____________________

Date:             _____________________

Signature:        _____________________

Date:             _____________________

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and Teresa M.R. Hamlin, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 at 8:30 a.m., on April 19, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  ELECTION OF DIRECTOR

FOR      ____

AGAINST  ____

ABSTAIN  ____

         NOMINEE:  Robert T. Flaherty

2.  TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND

FOR      ____

AGAINST  ____

ABSTAIN  ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:        _____________________

Date:             _____________________

Signature:        _____________________

Date:             _____________________